AMENDMENT NO. 4 TO
                          THE TRANSAMERICA CORPORATION
                        1996 STOCK OPTION AND AWARD PLAN

     TRANSAMERICA CORPORATION, having adopted the Transamerica Corporation 1996 Stock Option and Award Plan (the "Plan") effective as of December 16, 1996, and having amended the Plan on three prior occasions, hereby amends the first sentence of Section 4.1 of the Plan, effective as of January 15, 1999, to read as follows:

          Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 12,000,000.

     IN  WITNESS  WHEREOF,  Transamerica  Corporation,  by its  duly  authorized
Chairman of its Management Development and Compensation Committee, and by its duly authorized officer, has executed this Amendment No. 4 on the date(s) indicated below.

                                            TRANSAMERICA CORPORATION

Dated:  __________, 1999                    By:  __________________________
                                                    Peter V. Ueberroth,
                                                    Chairman, Management
                                                    Development and Compensation
                                                    Committee



Dated:  __________, 1999                    By:  __________________________
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